                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.  )

Filed by the Registrant [X]
                         -
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
                                                RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement
 -
[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                  THE FIRST AUSTRALIA PRIME INCOME FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
 -
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

[Logo appears here]
     First
   Australia
  Prime Income
   Fund, Inc.


                                      Gateway Center 3
                                      100 Mulberry Street
                                      Newark, New Jersey 07102
                                      (800) 451-6788

                                      December 30, 1999

Dear Shareholder:

    The Annual Meeting of Shareholders is to be held at 2:00 p.m. (Eastern time), on Wednesday, March 22, 2000 at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope postage prepaid in which to return your proxy card are enclosed.

    At the Annual Meeting, the holders of the Fund's common stock will elect the Fund's Class III Directors for a three-year term, the holders of the Fund's preferred stock will vote separately as a single class to elect two additional Directors, and the holders of both common and preferred stock will consider the ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

    Your Directors recommend that you vote in favor of each of the foregoing matters.


/s/ Laurence S. Freedman              /s/ Brian M. Sherman
-------------------------             ---------------------
Laurence S. Freedman                  Brian M. Sherman
Chairman                              President

YOU ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                  THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

                               Gateway Center 3
                              100 Mulberry Street
                           Newark, New Jersey 07102

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                March 22, 2000

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Wednesday, March 22, 2000, at 2:00 p.m. (Eastern time), for the following purposes:

   (1) To elect five Directors to serve as Class III Directors for a three-year term;

   (2) To elect two Directors to represent the interests of the holders of preferred stock for the ensuing year;

   (3) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending October 31, 2000; and

   (4) To transact any other business as may properly come before the meeting or any adjournments or postponements thereof.

   The Board of Directors has fixed the close of business on December 29, 1999 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment or postponement thereof.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal and will vote against any such adjournment those proxies to be voted against that proposal.

                                      By Order of the Board of Directors,
                                      Roy M. Randall, Secretary

Newark, New Jersey
December 30, 1999

   IMPORTANT: You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed proxy card and return it promptly in the addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                PROXY STATEMENT

                  THE FIRST AUSTRALIA PRIME INCOME FUND, INC.

                               Gateway Center 3
                              100 Mulberry Street
                           Newark, New Jersey 07102

                                ---------------

                        Annual Meeting of Shareholders
                                March 22, 2000

                                ---------------

                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Australia Prime Income Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Wednesday, March 22, 2000, at 2:00 p.m. (Eastern time). The approximate mailing date for this Proxy Statement is December 30, 1999 or as soon as practicable thereafter.

   All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, proxies submitted by holders of the Fund's common stock will be voted FOR Proposals 1, 3 and 4 and proxies submitted by holders of the Fund's preferred stock will be voted FOR Proposals 2, 3 and 4. Any proxy may be revoked at any time prior to its exercise by giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102).

   The following table indicates which class of the Fund's shareholders is being solicited with respect to each Proposal to be considered at the Meeting.

                                      Solicitation of
                                          Vote of         Solicitation of
                                          Common         Vote of Preferred
                                       Stockholders   Stockholders (Series A-I)
                                      --------------- -------------------------
   Proposal 1:
   Election of Class III Directors..        Yes                  No
   Proposal 2:
   Election of Preferred Directors..        No                   Yes
   Proposal 3:
   Selection of Independent Public
    Accountants.....................        Yes                  Yes
   Proposal 4:
   Transact Other Business Properly
    Before the Meeting..............        Yes                  Yes

   The Board of Directors has fixed the close of business on December 29, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders on the record date will be entitled to one vote for each share held. As of December 29, 1999, the Fund had outstanding 267,377,298 shares of common stock, par value $0.01 per share; 3,000 shares of Auction Market Preferred Stock, Series A, par value $0.01 per share; 3,000 shares of Auction Market Preferred Stock, Series B, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series C, par value $0.01 per share; 4,000 shares of Auction Market Preferred Stock,

Series D, par value $0.01 per share; 2,000 shares of Auction Market, Preferred Stock, Series E, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series F, par value $0.01 per share; 3,000 shares of Auction Market Preferred Stock, Series G, par value $0.01 per share; 2,500 shares of Auction Market Preferred Stock, Series H, par value $0.01 per share; and 2,500 shares of Auction Market Preferred Stock, Series I, par value $0.01 per share. To the best knowledge of management of the Fund, as of the record date, no persons or group beneficially owned more than five percent of the outstanding shares of common or preferred stock of the Fund.

   The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

   The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 1999, and any more recent reports, to any Fund shareholder upon request. To request a copy, please call or write to the Fund's Administrator, Prudential Investments Fund Management LLC, Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102, Telephone: 1-800-451-6788.


                       PROPOSAL 1: ELECTION OF DIRECTORS

   The Fund's By-laws provide that the Board of Directors to be elected by holders of the Fund's common stock will be divided into three classes, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire. David Lindsay Elsum, Laurence S. Freedman, Michael R. Horsburgh and William J. Potter, Directors who were elected to serve until the Meeting, and Peter J. O'Connell, who was appointed to the Board in December 1999, have been nominated by the Board of Directors of the Fund, including the Directors who are not interested persons of the Fund, to serve as Class III Directors for a three-year term to expire at the Annual Meeting of Shareholders to be held in 2003 and until their successors are duly elected and qualified. Mr. O'Connell was appointed to the Board by the Board of Directors, including the Directors who are not interested persons of the Fund, to replace Sir Roden Cutler, a Class III Director who resigned from the Board in December 1999. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

   It is the intention of the persons named on the enclosed proxy card to vote for the election of the persons listed below under Class III for a three-year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

   The following table sets forth certain information concerning each of the Fund's nominees for election as a Director and each Director of the Fund. Each of the Fund's nominees is currently a Director of the Fund.

                                                                                                                     Shares
                                                                                                                   Beneficially
                                                                                                                    Owned and
                                           Business Experience, Present Office                                      % of Total
   Name and Address of                     with the Fund, Principal Occupation                         Director     Outstanding
 Each Director or Nominee                    or Employment and Directorships                    Age     Since      on 10/31/99(1)
 ------------------------      ------------------------------------------------------------     ---    --------    --------------

                                 Class III (Current Directors and Nominees for a Term Expiring at
                                              the Annual Meeting to be held in 2003)

 David Lindsay Elsum, A.M.+    Mr. Elsum has over 20 years' experience in investment and        62       1986         1,000
  9 May Grove                    insurance markets. He isa member of the Australian
  South Yarra, Victoria 3141     Securities and Investment Commission Takeover Panel and
  Australia                      a member of the Australian Government Administrative
                                 Appeals Tribunal. Previously he was founding Managing
                                 Director of Capel Court Investment Bank and subsequently
                                 Chief Executive of major public companies including The MLC
                                 Limited (insurance) and President of the State of Victoria
                                 Superannuation Fund (pension fund management).

                               Director, The First Australia Fund, Inc. (since 1985), The
                                 First Commonwealth Fund, Inc. (since 1992) and First
                                 Australia Prime Income Investment Company Limited
                                 (since 1986); MaxiLink Limited (investment company);
                                 Chairman, Audit Victoria; Chairman, Melbourne Wholesale
                                 Fish Market Ltd.; Chairman, Queen Victoria Market; Chairman,
                                 Stodart Investment Pty. Ltd.; Director, EquitiLink eLink
                                 Limited (investment company); Director, Financial Planning
                                 Association Limited.

 Laurence S. Freedman*         Mr. Freedman has over 35 years of experience in                  56       1986         86,840
  Level 3                        funds management, with a focus on global investment
  190 George Street              analysis.  Prior to founding EquitiLink in 1981, he was
  Sydney, N.S.W. 2000            Director of Investments at BT Australia Limited. Mr.
  Australia                      Freedman's areas of fund management specialization include investment in resource and development companies,
                                 international economies and the geo-political impact on
                                 investment markets.

                               Chairman of the Fund (since 1995) and Vice President of the
                                 Fund (since 1986); Vice President and Director
                                 (since 1985) and Chairman (since 1995), The First Australia
                                 Fund, Inc.; President and Director (since 1992), The First
                                 Commonwealth Fund, Inc.; Joint Managing Director, First
                                 Australia Prime Income Investment Company Limited
                                 (since 1986); Founder and Joint Managing Director,
                                 EquitiLink Australia Limited (since 1981); Director,
                                 EquitiLink Limited (holding company)(since 1986);
                                 Director, EquitiLink Holdings Limited (holding company)
                                 (since 1998); Director, EquitiLink International


                                                                                                                    Shares
                                                                                                                  Beneficially
                                                                                                                   Owned and
                                         Business Experience, Present Office                                       % of Total
  Name and Address                       with the Fund, Principal Occupation                           Director    Outstanding
of Each Director or Nominee               or Employment and Directorships                       Age     Since     on 10/31/99(1)
---------------------------    ------------------------------------------------------------     ---    --------   --------------
                               Management Limited (since 1985); Chairman and Joint Managing
                                 Director, MaxiLink Limited (investment company) (since 1987);
                                 Chairman and Joint Managing Director, EquitiLink eLink
                                 Limited (investment company) (since 1994); Managing Director,
                                 Link Enterprises (International) Pty. Limited (investment
                                 management company) (since 1980); Director, Ten Group Pty.
                                 Limited (since 1994); Director, Ten Network Holdings
                                 Limited (commercial television operator) (since 1998).

 Michael R. Horsburgh          Mr. Horsburgh has over 30 years' experience in investment        54       1986         0
 Suite 2213, Kyobo Building      banking and management. He is currently a consultant for
 1,1-ka, Chongro,                Durham Asset Management--Malaysia, a financial industry
 Chrongro-ku                     consulting firm. In that position, he provides consulting
 Seoul 110-714                   services to ABN AMRO Asia Ltd., a Hong Kong registered
 South Korea                     securities company. Director, The First Australia Fund, Inc.
                                 (since 1985); Director, The First Commonwealth Fund, Inc.
                                 (since 1994); Executive Vice President, Hannuri Securities
                                 & Investment (October 1997-September 1999); Director, The
                                 First Hungary Fund (Jersey investment company); Director,
                                 Luxonen (Luxemborg investment company); Director and Managing
                                 Director, Carlson Investment Management, Inc. (1991-October
                                 1997); Director and Chief Executive Officer, Horsburgh
                                 Carlson Investment Management, Inc. (1991-1996).

 Peter J. O'Connell            Mr. O'Connell has acted as an international mergers and          46       1999         0
 G.P.O. Box 10                   acquisitions lawyer practicing principally in the Asian
 Sydney, NSW 2001                region and in recent years has been actively involved in
 Australia                       developing key businesses in telecommunications, IT and
                                 on-line businesses. He is currently the Chief Executive
                                 Officer of Ten Ventures Pty. Ltd., a wholly-owned
                                 subsidiary of Network Ten which has been charged with
                                 commercializing digital broadcasting for the network, acts as a venture capitalist investing in technology and holds
                                 Network Ten's 50% interest in the on-line joint venture with
                                 Village Roadshow. Mr. O'Connell is a barrister and solicitor and has practiced for 15 years in Australia.

                               Director, The First Australia Fund, Inc. (since December 1999);
                                 Chief Executive Officer, Ten Ventures Pty. Ltd. (since
                                 October 1999); Director of Operations, Consolidated Press
                                 Holdings Limited (1997-1999); Chief Executive Officer,
                                 Hargrave Consultants Pty. Ltd. (1994-1997).

                                                                                                    Shares
                                                                                                  Beneficially
                                                                                                   Owned and
                                   Business Experience, Present Office                             % of Total
     Name and Address              with the Fund, Principal Occupation               Director     Outstanding
of Each Director or Nominee          or Employment and Directorships          Age     Since      on 10/31/99(1)
---------------------------    -------------------------------------------    ---    --------    --------------
William J. Potter+             Mr. Potter has extensive experience in          51      1986              236
236 West 27th Street            investment banking and fund management,
New York, NY 10001              including senior positions with Toronto
                                Dominion Bank, Barclays Bank PLC and
                                Prudential Securities, Inc. and board of
                                director positions with investment funds
                                involving over $20 billion in assets
                                beginning in 1983. Mr. Potter has been
                                involved in the Australian capital
                                markets since 1974 including management
                                and board of director positions with a
                                noted Australian brokerage house.
                                Mr. Potter is President of a U.S.
                                investment bank and has securities
                                licenses in the U.S. and Canada.
                                Mr. Potter also has extensive securities
                                underwriting experience in various capital
                                markets with an emphasis on natural
                                resources.

                               Director, The First Australia Fund, Inc.
                                (since 1985), First Australia Prime Income
                                Investment Company Limited (since 1986)
                                and The First Commonwealth Fund, Inc.
                                (since 1992); President, Ridgewood Group
                                International Ltd. (international
                                consulting/investment banking) (since
                                1989); President, Ridgewood Capital
                                Funding, Inc. (NASD) (private placement
                                securities) (since 1989); Director,
                                Impulsora del Fondo Mexico; Director,
                                International Panorama Inc.; Director,
                                National Foreign Trade Counsel; Director,
                                Longevity International Ltd.; Director,
                                Alexandria Bancorp (banking group in
                                Cayman Islands); Partner, Sphere Capital
                                Partners (corporate consulting) (1989-
                                1997).

                      Class I (Term Expiring at the Annual Meeting to be held in 2001)

Anthony E. Aaronson++          Mr. Aaronson has extensive experience in        62      1986              500
116 South Anita Avenue          the management of private investments.
Los Angeles, CA 90049           He is Chairman of the Audit Committee of
                                the Fund.

                               Director, The First Australia Fund, Inc.
                                (since 1985); Anthony Aaronson (textile
                                agent) (since 1993); Vice President,
                                Textile Association of Los Angeles (1996-
                                1998).

Neville J. Miles+              Mr. Miles has over 20 years of                  53      1996                0
23 Regent Street                international investment banking
Paddington, N.S.W. 2021         experience. He was formerly head of
Australia                       Corporate Treasury at Westpac Banking
                                Corporation and Chairman of Ord Minnett
                                Limited (stockbrokers). Mr. Miles has
                                extensive experience in the areas of
                                corporate acquisitions and equity
                                offerings.

                                                                                                    Shares
                                                                                                  Beneficially
                                                                                                   Owned and
                                   Business Experience, Present Office                             % of Total
     Name and Address              with the Fund, Principal Occupation               Director     Outstanding
of Each Director or Nominee          or Employment and Directorships          Age     Since      on 10/31/99(1)
---------------------------    -------------------------------------------    ---    --------    --------------
                               Director, The First Australia Fund, Inc.
                                (since 1996); Director, The First
                                Commonwealth Fund, Inc. (since December
                                1999); Chairman and Director, MTM Funds
                                Management Limited (since 1997); Director,
                                MaxiLink Limited (investment company);
                                Director, EquitiLink eLink Limited
                                (investment company); Executive Director,
                                EL&C Ballieu Limited (stockbroker) (1994-
                                1997); Executive Director, Ord Minnett
                                Securities Limited (stockbroker) (1988-
                                1994).

Dr. Anton E. Schrafl           Mr. Schrafl is currently Deputy Chairman of     67      1998             0
Talstrasse 83                   "Holderbank" Financiere Glaris Ltd., a
CH-8001 Zurich Switzerland      global manufacturer and distributor of
                                cement and allied products. He also serves
                                on the Board of Directors of Franke
                                Holding AG, a global supplier of kitchen
                                systems and equipment, and Organogenesis,
                                Inc., a medical products company involved
                                in cell culture.

                               Director, The First Commonwealth Fund, Inc
                                (since 1993); Director, First Australia
                                Prime Income Investment Company Limited.

John T. Sheehy++               Mr. Sheehy has over 30 years' experience in     57      1986             0
235 Montgomery Street           investment banking, including with J.P.
Suite 300                       Morgan & Company and Bear, Stearns & Co.
San Francisco, CA 94104         Inc. His specialty areas include
                                securities valuation, public offerings and
                                private placements of debt and equity
                                securities, mergers and acquisitions and
                                management buyout transactions.

                               Director, The First Australia Fund, Inc.
                                (since 1985), The First Commonwealth Fund,
                                Inc. (since 1992) and First Australia
                                Prime Income Investment Company Limited
                                (since 1986); Managing Director, The
                                Value Group LLC (investment banking)
                                (since 1997); Director, Video City, Inc.
                                (video retail merchandising) (since 1997);
                                Managing Director, Black & Company
                                (investment banking) (1996-1997); Managing
                                Director, Sphere Capital Partners
                                (investment banking) (1987-1996); Director,
                                Sandy Corporation (corporate consulting, communication and training) (1986-
                                January 1996).

                                                                                                                      Shares
                                                                                                                   Beneficially
                                                                                                                     Owned and
     Name and Address                              Business Experience, Present Office                              % of Total
   of Each Director or                            with the Fund, Principal Occupation                     Director  Outstanding
         Nominee                                    or Employment and Directorships                   Age  Since   on 10/31/99(1)
   -------------------                         ----------------------------------------               --- -------- --------------

                                 Class II (Term Expiring at the Annual Meeting to be held in 2002)
 Rt. Hon. Malcolm Fraser,       Former Prime Minister of Australia. Mr. Fraser has over 20             69   1986        0
 A.C., C.H.+                      years of experience in economics, global financial markets and
 44/55 Collins Street             management of private investments. He has been a member of the
 Melbourne, Victoria 3000         Advisory Board of the Investment Company of America, a company in
 Australia                        the Capital Group of funds, a consultant to the Prudential
                                  Insurance Company of America, a member of the Consultative Board of Directors for ANZ Bank and a consultant to Nomura Securities.
                                  Mr. Fraser is a specialist in world economic relationships, geo-political affairs and government and private sector
                                  interrelationships and is an international consultant on political, economic and strategic affairs.

                                Director, The First Australia Fund, Inc. (since 1985), The First
                                  Commonwealth Fund, Inc. (since 1992) and First Australia Prime
                                  Income Investment Company Limited (since 1986); Partner, Nareen
                                  Pastoral Company (agriculture) (until 1998); President, CARE
                                  International (1990-1995).

 Harry A. Jacobs, Jr.*          Former Chairman of the Board of Prudential Securities. Mr. Jacobs      78   1986   11,136
 One New York Plaza               has over 40 years of experience in fund management, investment
 New York, NY 10292               markets and closed-end funds, with extensive knowledge of
                                  international equity, fixed income  and commodity markets.

                                Director, The First Australia Fund, Inc. (since 1985); Senior
                                  Director, Prudential Securities Incorporated (since 1986); Trustee,
                                  The Trudeau Institute (eleemosynary); Director of eleven investment companies affiliated with Prudential Securities Incorporated
                                  (until November 1998).

 Howard A. Knight               Mr. Knight has over 30 years of experience in financial markets and    57   1993        0
 36 Ives Street                   has been actively involved in the Australian financial markets
 London SW3 2ND                   for more than 25 years. From 1991 to 1994, he served as President
 United Kingdom                   of Investment Banking, Equity Transactions and Corporate Strategy
                                  at Prudential Securities. Since 1996, Mr. Knight has served as
                                  Vice Chairman, Director and Chief Operating Officer of SBS
                                  Broadcasting SA (television and radio broadcasting), where he has been actively involved in investment management and capital markets.

                                Director, The First Australia Fund, Inc. (since 1993).

                                                                                                                      Shares
                                                                                                                   Beneficially
                                                                                                                     Owned and
     Name and Address                              Business Experience, Present Office                              % of Total
   of Each Director or                            with the Fund, Principal Occupation                     Director  Outstanding
         Nominee                                    or Employment and Directorships                   Age  Since   on 10/31/99(1)
   -------------------                         ----------------------------------------               --- -------- --------------
 Peter D. Sacks++               Mr. Sacks' career has spanned 20 years in executive positions          54   1993      250
 333 Yonge Street,Suite  706      in treasury management with CIBC, Chase Manhattan Bank and
 Toronto, Ontario M5E 1G4         Midland Bank. He is currently president and director of
 Canada                           Toron Capital Markets, Inc., a company which he established in 1988 to design and manage customized hedging solutions
                                  for institutional clients with commodity risks and currency and interest rate exposures.

                                Director, The First Australia Fund, Inc. (since June 1999);
                                  Director, The First Commonwealth Fund, Inc. (since 1992);
                                  Director, First Australia Prime Income Investment Company
                                  Limited (since December 1998); President, Toron Capital
                                  Management Inc. (investment management) (since 1997);
                                  President, Toron Capital Markets, Inc. (currency and interest rate risk advice and management) (since 1988); President and
                                  Director, First Horizons Holdings Limited (Canadian mutual fund distributor).

 Brian M. Sherman*              Mr. Sherman is President of The First Australia Fund and               56   1986   86,840
 Level 3                          Chairman of EquitiLink Australia Limited, the Fund's
 190 George Street                Investment Adviser. He has 35 years experience in
 Sydney, N.S.W. 2000              international funds management, stockbroking and in
 Australia                        particular 23 years in the funds management industry
                                  in Australia, managing money in equities and bonds.

                                President of the Fund (since 1986); Vice President and
                                  Director (since 1992) and Chairman (since 1995), The First
                                  Commonwealth Fund, Inc.; President and Director, The First
                                  Australia Fund, Inc. (since 1985); Joint Managing Director
                                  (since 1986) and Chairman (since 1995), First Australia
                                  Prime Income Investment Company Limited; Chairman, EquitiLink
                                  Limited (holding company) (since 1986); Chairman and Joint
                                  Managing Director, EquitiLink Australia Limited (since 1981);
                                  Chairman and Director, EquitiLink Holdings Limited (holding company) (since 1998); Director, EquitiLink International
                                  Management Limited (since 1985); Joint Managing Director,
                                  MaxiLink Limited (investment company) (since 1987); Joint
                                  Managing Director, EquitiLink eLink Limited (investment
                                  company) (since 1994); Director, Ten Group Pty. Limited
                                  (since 1994); Director, Ten Network Holdings Limited
                                  (commercial television operator) (since 1998); Director,
                                  Sydney Organizing Committee for the Olympic Games.

---------------
* Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Mr. Jacobs is deemed to be an interested person because of his affiliation with Prudential Securities Incorporated, a broker-dealer registered under the Securities Exchange Act of 1934. Messrs. Freedman and Sherman are deemed to be interested persons because of their affiliation with the Fund's investment manager and investment adviser, or because they are officers of the Fund or both.

+ Messrs. Elsum, Fraser, Miles and Potter are members of the Contract Review Committee.

++   Messrs. Aaronson, Sacks and Sheehy are members of the Audit Committee.

(1) The information as to beneficial ownership as of October 31, 1999 is based on statements furnished to the Fund by the Directors and nominees. As controlling shareholders of the Investment Manager, Messrs. Freedman and Sherman share voting and investment power for 86,840 shares of the Fund's common stock owned by the Investment Manager. With the exception of those 86,840 shares, which constitute 0.032% of the outstanding shares of common stock of the Fund, all shares listed in this table are owned with sole voting and investment power. In the aggregate, all of the shares in the table represent approximately 0.037% of the total shares of common stock outstanding as of October 31, 1999. As of October 31, 1999, the Directors and nominees owned no shares of the Fund's preferred stock.

     In addition to Messrs. Sherman and Freedman, Mr. David Manor, Ms. Ouma Sananikone-Fletcher and Mr. Barry Sechos, as set forth below, serve as executive officers of the Fund. As of October 31, 1999, the executive officers of the Fund owned no shares of the Fund's common or preferred stock.

         Name and Principal                       Present Office                  Present Principal
          Business Address                         with the Fund                      Occupation
-----------------------------------------   ---------------------------    ------------------------------------
David Manor                                 Treasurer                       Managing Director, EquitiLink
 EquitiLink International Management                                        International Management Limited
 Limited
 P.O. Box 578
 St. Helier Jersey
 Channel Island JE4 5XB

Ouma Sananikone-Fletcher                    Assistant Vice President --     Chief Executive Officer, EquitiLink
 EquitiLink Australia Limited               Chief Investment Officer        Australia Limited
 Level 3, 190 George
 Street
 Sydney, N.S.W. 2000 Australia

Barry G. Sechos                             Assistant Treasurer             Director, EquitiLink Australia Limited
 EquitiLink Australia Limited
 Level 3, 190 George
 Street
 Sydney, N.S.W. 2000 Australia

   Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

   The Board of Directors recommends that holders of common stock vote FOR the election of the five nominees to the Fund's Board of Directors.

                  PROPOSAL 2: ELECTION OF PREFERRED DIRECTORS

   The Fund has outstanding 3,000 shares of Auction Market Preferred Stock, Series A, par value $0.01 per share; 3,000 shares of Auction Market Preferred Stock, Series B, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series C, par value $0.01 per share; 4,000 shares of Auction Market Preferred Stock, Series D, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series E, par value $0.01 per share; 2,000 shares of Auction Market Preferred Stock, Series F, par value $0.01 per share; and 3,000 shares of Auction Market Preferred Stock, Series G, par value $0.01 per share; 2,500 shares of Auction Market Preferred Stock, Series H, par value $0.01 per share; and 2,500 shares of Auction Market Preferred Stock, Series I, par value $0.01 per share.

   Section 18 of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. David Manor and Marvin Yontef have been nominated by the Board of Directors of the Fund, including the Directors who are not interested persons of the Fund, to fill the two preferred stock Board seats and to represent exclusively the holders of all series of the Fund's preferred stock (the "Preferred Directors") and to serve as Preferred Directors until the Annual Meeting of Shareholders to be held in 2001. The nominees have indicated an intention to continue to serve if elected and have consented to be named in this Proxy Statement.

   It is the intention of the persons named on the enclosed proxy card to vote in favor of the election of the persons listed below. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the holders of preferred stock shall recommend, and if no such recommendations are made, such substituted nominees as the Board of Directors may recommend.

   The following table sets forth certain biographical information concerning each of the nominees as a Preferred Director of the Fund.

                                                                                                    Shares
                                                                                                   Beneficially
                                                                                                    Owned and
                                        Present Office with                                         % of Total
                                        the Fund, Principal                                         Outstanding
 Name and Address of Each            Occupation or Employment                             Director       on
         Nominee                        and Directorships                           Age    Since    10/31/99(1)
 ------------------------   ------------------------------------------------        ---  --------  ------------
 David Manor*               Mr. Manor is a Managing Director of EquitiLink           59   1988         0
 P.O. Box 578                 International Management Limited, the Fund's
 17 Bond Street               Investment Manager. He has previously served
 St. Helier, Jersey           as an Executive Director of EquitiLink
 JE4 5XB Channel Islands      Australia Limited, the Fund's Investment
                              Adviser, and as Chief Executive of the
                              Australian division of an international
                              trade finance corporation.

                                                                                              Shares
                                                                                             Beneficially
                                                                                              Owned and
                                         Present Office with                                  % of Total
                                        the Fund, Principal                                   Outstanding
 Name and Address of Each               Occupation or Employment                    Director     on
         Nominee                        and Directorships                    Age     Since    10/31/99(1)
 ------------------------   -----------------------------------------        ---    --------  ------------
                             Treasurer of the Fund, The First Australia       59      1988          0
                               Fund, Inc. and First Australia Prime
                               Income Investment Company Limited;
                               Director and Treasurer, The First
                               Commonwealth Fund, Inc. (since 1992);
                               Executive Director, EquitiLink Australia
                               Limited and EquitiLink Limited
                               (holding company) (1986-1998); Director,
                               EquitiLink International Management Limited
                               (since 1987).

 Marvin Yontef*              Mr. Yontef is currently a senior practitioner    53      1989          0
 P.O. Box 85                   and partner at Stikeman, Elliott (Canadian
 5100 Commerce Court           law firm) in the corporate group whose
 West Toronto, Ontario         practice comprises advising on mergers and
 M5L 1B9 Canada                acquisitions, corporate finance and business
                               and financial restructurings.

                             Director, First Australia Prime Income
                               Investment Company Limited; Director and
                               Executive Committee Member, Gordon Capital
                               Corporation (Canadian investment dealer)
                               (1996-1998).

---------------
* Directors considered by the Fund and its counsel to be "interested persons" (which as used in this Proxy Statement is as defined in the 1940 Act) of the Fund or of the Fund's investment manager or investment adviser. Mr. Manor is deemed to be an interested person because of his affiliation with the Investment Manager and Investment Adviser and because he is an officer of the Fund. Mr. Yontef is deemed to be an interested person because the law firm of which he is a Partner acts as legal counsel for the Investment Manager and for the Investment Adviser and its parent.

(1) As of October 31, 1999, the Preferred Directors of the Fund as a group owned no shares of the Fund's common or preferred stock.

     Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

     The Board of Directors recommends that holders of preferred stock vote FOR the election of the two nominees as Preferred Directors to the Fund's Board of Directors.

            PROPOSAL 3: SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected
PricewaterhouseCoopers LLP ("PwC"), independent public accountants, to examine the financial statements of the Fund for the fiscal year ending October 31, 2000. This appointment is subject to ratification or rejection by the shareholders of the Fund.

   Audit services performed by PwC during the most recent fiscal year included examination of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission and consultation on matters performed by the firm related to the preparation and filing of tax returns. The Fund knows of no direct or indirect financial interest of PwC in the Fund.

   Representatives of PwC are expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if they so desire.

   The Board of Directors recommends that shareholders vote FOR ratification of the selection of PwC as independent public accountants for the fiscal year ending October 31, 2000.

                          PROPOSAL 4: OTHER BUSINESS

   The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named on the enclosed proxy card to vote such proxies on such matters in accordance with their best judgment.

             FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

   Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Directors, investment manager or adviser, affiliates of the investment manager or adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the American Stock Exchange. Such persons are required by Securities and Exchange Commission regulations to furnish the Fund with copies of all such filings.

   Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 1999, its Reporting Persons complied with all applicable filing requirements.

   Committees and Board of Directors Meetings. The Board of Directors has a standing Audit Committee, which consists of certain Directors who are not interested persons of the Fund as defined in the 1940 Act. The principal purpose of the Audit Committee is to review the scope and results of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The Board of Directors also has a standing Contract Review Committee, comprised of independent members of the Board only, that reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Advisory Agreement and the Administration Agreement. The Board of Directors does not have a standing nominating or compensation committee.

   During the Fund's fiscal year ended October 31, 1999, the Board of Directors held four regularly scheduled meetings, the Audit Committee held two meetings, and the Contract Review Committee held one meeting. Each of the Directors then in office (except Mr. Fraser) attended at least 75% of the aggregate number of meetings of the Board of Directors and all of the Committees of the Board on which he served.

   Officers of the Fund. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors, and, with the exception of Messrs. Bieber, Fortner, Manor and Sechos and Mesdames Bancroft and Sananikone-Fletcher, all of whom have served since the Fund was organized in 1986, are as follows:
Brian M. Sherman, President (age 56); Laurence S. Freedman, Vice President (age 56); David Manor, (age 59), Treasurer; Ouma Sananikone-Fletcher (age 41), Assistant Vice President-Chief Investment Officer; Barry G. Sechos (age 38), Assistant Treasurer; Peter W. Fortner (age 41), Assistant Treasurer; Roy M. Randall (age 63), Secretary; Allan S. Mostoff (age 67), Assistant Secretary; Sander M. Bieber (age 49), Assistant Secretary; and Margaret A. Bancroft (age
61), Assistant Secretary.

   The respective principal occupations during the past five years of the Fund's officers are as follows: Messrs. Sherman and Freedman, shown above in the table of nominees and Directors under "Proposal 1: Election of Class III Directors"; David Manor, shown in the table of nominees as Preferred Directors under "Proposal 2: Election of Preferred Directors"; Ouma Sananikone-Fletcher, Investment Director, EquitiLink Australia Limited (since 1994), Chief Executive Officer, EquitiLink Australia Limited (since 1997), Director, EquitiLink Holdings Limited (since 1998) and Executive Director, Banque Nationale de Paris (1986-1994); Barry G. Sechos, General Counsel, EquitiLink Australia Limited (since 1993), Director, EquitiLink Australia Limited (since
1994) and Director, EquitiLink Holdings Limited (since 1998); Peter W. Fortner, Director, Prudential Investments Fund Management LLC (since December
1996), Vice President, Prudential Securities Inc. (since 1992) and Vice President, Prudential Mutual Funds (1991-September 1996); Roy M. Randall, Partner of Stikeman, Elliott (Australian office of Canadian law firm) (since
1997) and Partner, Freehill Hollingdale & Page (1981-1996); Allan S. Mostoff , Sander M. Bieber and Margaret A. Bancroft, Partners of Dechert Price & Rhoads (U.S. law firm).

   Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager. EquitiLink International Management Limited (the "Investment Manager") serves as investment manager to the Fund and EquitiLink Australia Limited (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated February 1, 1990, as amended, and an advisory agreement dated December 15, 1992.

   The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at 17 Bond Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is an indirect wholly owned subsidiary of EquitiLink Holdings Limited, an Australian corporation. The registered offices of the Investment Adviser and EquitiLink Holdings Limited are located at Level 3, 190 George Street, Sydney, N.S.W., Australia.

   Messrs. Freedman and Sherman, both Directors of the Fund, serve as directors of the Investment Manager. Mr. Manor, a Director of the Fund, is also Managing Director of the Investment Manager. In addition, Messrs. Freedman and Sherman are the principal shareholders of the Investment Manager, of which Mr. Manor is also a shareholder. Messrs. Freedman and Sherman also serve as, respectively, Joint Managing Director, and Joint Managing Director and Chairman of the Investment Adviser. Messrs. Freedman and Sherman are the principal shareholders of EquitiLink Holdings Limited, of which Mr. Manor is also a shareholder.

   Compensation of Directors and Certain Officers. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 1999. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Fund and Associated Funds Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.

                              Compensation Table
                          Fiscal Year Ended 10/31/99

                                                                     Total
                                         Pension      Estimated    Compensation
                                      or Retirement     Annual    From Fund and
                        Aggregate   Benefits Accrued  Benefits  Associated Funds
                       Compensation    As Part of       Upon        Paid to
Name of Director        From Fund    Fund Expenses   Retirement    Directors
----------------       ------------ ---------------- ---------- ----------------
Anthony E. Aaronson.....   $19,750          N/A           N/A         $33,250(2)
Sir Roden Cutler*.......    18,750          N/A           N/A          41,850(3)
David Lindsay Elsum.....    18,250          N/A           N/A          42,200(3)
Rt. Hon. Malcolm
 Fraser.................    18,250          N/A           N/A          40,550(3)
Laurence S. Freedman....         0          N/A           N/A               0(3)
Michael R. Horsburgh....    17,750          N/A           N/A          40,750(3)
Harry A. Jacobs, Jr.....         0          N/A           N/A               0(2)
Howard A. Knight........    17,750          N/A           N/A          29,250(2)
Neville J. Miles........    17,750          N/A           N/A          49,250(2)
William J. Potter.......    18,250          N/A           N/A          64,250(3)
Peter D. Sacks..........    18,750          N/A           N/A          43,250(3)
Dr. Anton E. Schrafl....    17,750          N/A           N/A          28,650(2)
John T. Sheehy..........    18,750          N/A           N/A          44,750(3)
Brian M. Sherman........         0          N/A           N/A               0(3)

Preferred Directors:
David Manor.............         0          N/A           N/A               0(2)
Marvin Yontef...........    17,750          N/A           N/A          17,750(1)

-------
*  Sir Roden Cutler retired form the Board of Directors effective December,
   1999.

                            ADDITIONAL INFORMATION

   Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. Shareholders Communications Corporation ("SCC") may be retained to assist in the solicitation of proxies. If retained, SCC will be paid approximately $5,000 by the Fund and the Fund will reimburse SCC for its related expenses.

   Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about December 30, 1999. As mentioned above, SCC may be engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of SCC if the Fund has not yet received their vote. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

   In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Fund, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

   If a shareholder wishes to participate in the Meeting of shareholders, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

   Vote Required. The presence at any shareholders' meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any proposal and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

   Approval of the election of Class III Directors to the Board of Directors (Proposal 1) will require the affirmative vote of a majority of the shares of common stock present in person or by proxy at the Meeting. Approval of the election of Preferred Directors of the Board of Directors (Proposal 2) will require the affirmative vote of a majority of the shares of preferred stock present in person or by proxy at the Meeting. Abstentions and broker non-votes will have the effect of a "no" vote for these proposals.

   Ratification of the selection of the independent public accountants (Proposal 3) and approval to transact any other business as may properly come before the Meeting (Proposal 4) will require the affirmative vote of a majority of the votes of the common and preferred stock, voting together as a single class, validly cast at a meeting at which a quorum is present. Abstentions and broker non-votes will have no effect on the vote on these proposals since they are not considered votes cast.

   Shareholder Proposals. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 2001 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by September 1, 2000.

   Shareholders wishing to present proposals at the Annual Meeting of Shareholders of the Fund to be held in 2001 which they do not wish to be included in the Fund's proxy materials should send written notice to the Secretary of the Fund of such proposals no sooner than November 22, 2000 and no later than December 22, 2000 in the form prescribed in the Fund's By-Laws.

                                         By Order of the Board of Directors,


                                         Roy M. Randall, Secretary

Gateway Center 3
100 Mulberry Street
Newark, New Jersey 07102
December 30, 1999

PROXY             THE FIRST AUSTRALIA PRIME INCOME FUND, INC.              PROXY


           THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                Annual Meeting of Shareholders - March 22, 2000


The undersigned hereby appoints Laurence S. Freedman, William J. Potter, and Brian M. Sherman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the Auction Market Preferred Stock Series A-I of The First Australia Prime Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. to be held at One Seaport Plaza, New York, New York on March 22, 2000 at 2:00 p.m. (Eastern time) and at any adjournment or postponement thereof. By signing this proxy card on the reverse side, the undersigned authorizes the appointed proxies to vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.

--------------------------------------------------------------------------------
         PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN
                            THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                             DO YOU HAVE ANY COMMENTS?

-------------------------                             -------------------------
-------------------------                             -------------------------
-------------------------                             -------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


-------------------------------------------          The proxy, when properly executed, will be voted in the manner
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.          directed. If no direction is made, this proxy will be voted FOR
-------------------------------------------          Items (2) AND (3).

  AUCTION MARKET PREFERRED STOCK SERIES A-I          2. The election of two Directors to represent the interests of the holders of preferred stock for the ensuing year.
                                                                                                         For All    With-    For All
Mark box at right if address change or comment                            (01) David Manor               Nominees   held     Except
has been noted on the reverse side of this card. [ ]                     (02) Marvin Yontef                [  ]     [  ]      [  ]

CONTROL NUMBER:                                      NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK
                                                     THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE.
                                                     YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE.

                                                                                                            For    Against  Abstain
                                                     3. To ratify the selection of PricewaterhouseCoopers  [  ]     [  ]      [  ]
                                                        LLP as independent public accountants of the Fund
                                                        for the fiscal year ending October 31, 2000.

                                                     4. In their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.

Please be sure to sign and date this Voting Instruction Card.    [Date           ]
---------------------------------------------------------------------------------


--------Shareholder sign here-----------------------------Co-owner sign here-----   RECORD DATE SHARES:

PROXY             THE FIRST AUSTRALIA PRIME INCOME FUND, INC.              PROXY


           THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                Annual Meeting of Shareholders - March 22, 2000


The undersigned hereby appoints Laurence S. Freedman, William J. Potter, and Brian M. Sherman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Australia Prime Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Australia Prime Income Fund, Inc. to be held at One Seaport Plaza, New York, New York on March 22, 2000 at 2:00 p.m. (Eastern time) and at any adjournment or postponement thereof. By signing this proxy card on the reverse side, the undersigned authorizes the appointed proxies to vote in their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.

--------------------------------------------------------------------------------
         PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN
                            THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                             DO YOU HAVE ANY COMMENTS?

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[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

-------------------------------------------          The proxy, when properly executed, will be voted in the manner
THE FIRST AUSTRALIA PRIME INCOME FUND, INC.          directed. If no direction is made, this proxy will be voted FOR
-------------------------------------------          Items (1) AND (3).

                COMMON STOCK                         1. The election of five Directors to serve as Class III
                                                        Directors for a three-year term:
                                                                                                         For All    With-    For All
Mark box at right if address change or comment                            (01) David Lindsay Elsum       Nominees   hold     Except
has been noted on the reverse side of this card. [ ]                      (02) Laurence S. Freedman
                                                                          (03) Michael R. Horsburgh        [  ]     [  ]      [  ]
                                                                          (04) William J. Potter
                                                                          (05) Peter J. O'Connell

CONTROL NUMBER:                                      NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK
                                                     THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME(S) OF THE
                                                     NOMINEE(S). YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

                                                                                                           For     Against  Abstain
                                                     3. To ratify the selection of PricewaterhouseCoopers
                                                        LLP as independent public accountants of the Fund  [  ]     [  ]      [  ]
                                                        for the fiscal year ending October 31, 2000.

                                                     4. In their discretion on any other business which may properly come before the meeting or any adjournments or postponements thereof.

Please be sure to sign and date this Voting Instruction Card.    [Date           ]
---------------------------------------------------------------------------------


--------Shareholder sign here-----------------------------Co-owner sign here-----   RECORD DATE SHARES:
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